DEAR FELLOW SHAREHOLDERS:

     Our annual report for EIS Fund, Inc., formerly Excelsior Income Shares, Inc., covering the year 2001 follows. Net investment income for the year was $1,138,302 or $0.52 per share. On November 21, 2001, the Fund announced that there would be no distributable income to make its customary fourth quarter distribution. This was due primarily to the extraordinarily high level of expenses incurred during the first ten months of the calendar year by the Fund under the leadership of its prior Board of Directors.

     Decisions made at the end of year 2001 marked a new direction for our Fund. U.S. Trust Company of New York, which established the Fund in 1973 and has been associated ever since, decided to surrender its duties as both administrator and adviser. Following this, shareholders were given a choice and signaled their desire for change by successively rejecting liquidation, replacing the entire Board of Directors, redefining the investment focus of the Fund from income to capital appreciation and income, and approving Cornerstone Advisors, Inc. as the new investment manager.

     What can shareholders expect under this new direction? Let me assure you that your Board of Directors, the investment manager, and the officers and service providers of our Fund have heard our shareholders and are committed to utilizing the Fund's closed-end structure to enhance shareholder value.

     Following the special meeting of shareholders on December 27, 2001, the Board authorized several monthly distributions of $0.165 per share, which is substantially above the previous quarterly rate of $0.25 per share. It is our current intention to maintain this high level of distributions and to enhance the dividend reinvestment plan to give shareholders the option to more easily reinvest them in the Fund.

     It is our belief that this is a good time to have expanded the Fund's investment options in order to benefit from opportunities in both fixed-income and equity markets. For years, the Fund has profited from a long bull market in fixed-income securities. With the U.S. in recession, the Federal Reserve's benchmark interest rate dropped to a 40 year low of 1.75%. By the end of 2001, however, signs of consumer confidence and economic recovery may presage a coming period of accelerating growth and rising interest rates. This expansion of the investment focus allows broader diversification of the Fund's assets.

     We believe that we are positioning EIS Fund, Inc. to produce excellent total returns for the long-term investor. We know you have a choice, we appreciate your support, and we look forward to serving you in the future.

                                                    Sincerely,

                                                    /s/ Ralph W. Bradshaw

                                                    Ralph W. Bradshaw
                                                    Chairman and President
December 31, 2001

EIS Fund, Inc.
SCHEDULE OF INVESTMENTS
December 31, 2001 (Note 1)

U.S. GOVERNMENT and FEDERAL                          Moody's
AGENCIES OBLIGATIONS--39.42%                        Rating**     Face Amount      Cost*         Value
--------------------------------------------------------------------------------------------------------
Fannie Mae, Deb.,
  6.00%, 5/1/28                                        (1)       $ 2,229,567   $ 2,192,988   $ 2,182,356
Government National Mortgage Assn.,
  6.00%, 7/20/27                                       (1)           136,971       137,635       140,159
  6.00%, 11/20/28                                      (1)         2,282,505     2,248,624     2,228,352
  7.00%, 5/15/22                                       (1)           176,939       176,717       180,964
  7.00%, 4/15/23                                       (1)         1,653,472     1,654,511     1,691,094
  7.00%, 5/15/23                                       (1)           347,104       346,073       355,000
  7.00%, 3/15/24                                       (1)           754,124       746,111       771,280
  7.00%, 7/20/29                                       (1)         2,659,382     2,622,920     2,714,299
  7.50%, 12/15/25                                      (1)           358,905       358,344       371,242
  8.00%, 8/15/24                                       (1)           439,012       436,611       459,069
  8.00%, 1/15/25                                       (1)           335,868       324,739       351,210
  8.00%, I, 4/15/30                                    (1)           368,163       370,234       384,983
  8.00%, II, 3/20/30                                   (1)           929,907       936,591       969,231
  8.00%, II, 4/20/30                                   (1)           845,349       849,310       881,097
  8.50%, 7/15/17                                       (1)           242,367       248,539       256,531
  8.50%, 5/15/21                                       (1)           119,380       122,420       126,356
  10.00%, 1/15/18                                      (1)           316,673       343,640       345,605
U.S. Treasury Bond,
  7.25%, 5/15/16                                       (1)         1,000,000       982,950     1,156,133
                                                                               -----------   -----------
                                                                                15,098,957    15,564,961
                                                                               -----------   -----------

BONDS AND NOTES--16.19%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust,
  6.64%, 9/17/10                                       Aaa         1,000,000     1,009,556     1,038,612
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                       Aaa         2,000,000     1,986,885     2,199,420
Nationslink Funding Corp.,
  6.476%, 7/20/08                                      Aaa         1,000,000     1,010,148     1,035,085
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                        Aa2         2,000,000     1,997,536     2,119,686
                                                                               -----------   -----------
                                                                                 6,004,125     6,392,803
                                                                               -----------   -----------
SHORT-TERM HOLDINGS--44.39%
--------------------------------------------------------------------------------------------------------
Fannie Mae, Disc. Note 1/3/02                                     15,000,000    14,998,633    14,998,633

                                                                  Shares
                                                                 -----------
Dreyfus Government Cash Management Fund                            1,800,000     1,800,000     1,800,000
Fidelity Treasury Cash Portfolio                                     728,320       728,320       728,320
                                                                               -----------   -----------
                                                                                17,526,953    17,526,953
                                                                               -----------   -----------
TOTAL INVESTMENTS IN SECURITIES                                                $38,630,035   $39,484,717
                                                                               ===========   ===========

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

EIS Fund, Inc.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2001 (Note 1)

The aggregate market value at December 31, 2001 for the long-term holdings in terms of Quality Ratings is as follows:

Rating**                    Value            Percent
--------                    -----            -------
Aaa (1)                  $19,838,078          90.35
Aa2                        2,119,686           9.65
                         -----------         ------
Total                    $21,957,764         100.00
                         ===========         ======

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                     $   903,178
    Aggregate gross unrealized
      depreciation                         (30,904)
                                       -----------
  Net unrealized appreciation          $   872,274
                                       ===========
Cost for Federal Income Tax
Purposes                               $38,612,443
                                       ===========

**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
------------------------------
Investments (Note 1) in securities
  at value (identified
  cost $38,630,035):
  U.S. Government and
    Federal Agencies
    Obligations          $15,564,961
  Bonds and notes          6,392,803
  Short-term holdings     17,526,953
                         -----------
    Total Investments                  $39,484,717
Cash                                         1,180
Interest receivable                        206,984
Prepaid expenses                            13,719
                                       -----------
    Total Assets                        39,706,600
                                       -----------

LIABILITIES:
------------------------------
Advisory fee (Note 3)                       50,703
Operating expenses                         108,417
                                       -----------
    Total Liabilities                      159,120
                                       -----------
Net Assets                             $39,547,480
                                       ===========
  NET ASSETS consist of:
  Undistributed net investment
    income                             $    17,592
  Accumulated net realized losses
    from investment transactions           (91,132)
  Unrealized appreciation on
    investments                            854,682
  Capital shares (Note 5)                   21,611
  Additional paid-in capital            38,744,727
                                       -----------
                                       $39,547,480
                                       ===========
Net Asset Value per share
  ($39,547,480 / 2,161,091 shares)          $18.30
                                       ===========

         The accompanying notes are an integral part of this statement.

EIS Fund, Inc.
STATEMENT OF OPERATIONS
for the year ended December 31, 2001
(Note 1)

INVESTMENT INCOME:
------------------------------
INCOME--Interest                             $ 2,348,734
EXPENSES:
  Investment advisory fee         $200,002
  Legal                            379,041
  Officer's salary                 226,874
  Shareholders' meetings
    expense                        153,109
  Postage and printing              65,629
  Directors' fees and expenses      60,559
  The New York Stock
    Exchange, Inc.--annual fee      23,451
  Insurance                         22,989
  Audit                             19,998
  Transfer agent and
    registrar fees                  11,595
  Miscellaneous                     47,185
                                ----------
  Total expenses                               1,210,432
                                             -----------
  Net Investment Income                        1,138,302
                                             -----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------
Realized gain from security
  transactions
  (excluding short-term securities):
  Proceeds from sales          $13,769,123
  Cost of sales                 13,457,520
                               -----------
    Net realized gain                            311,603
Unrealized
  appreciation/(depreciation)
  on investment securities:
  Beginning of year                633,466
 End of year                       854,682
                                ----------
  Change in unrealized
    appreciation--net                            221,216
                                             -----------
Net realized gain and change
  in unrealized appreciation
  on investments                                 532,819
                                             -----------
Net increase in Net Assets
  Resulting from Operations                  $ 1,671,121
                                             ===========

STATEMENT OF CHANGES IN NET ASSETS

                         For the year    For the year
                             ended           ended
                         Dec. 31, 2001   Dec. 31, 2000
                         -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)            $ 1,138,302     $ 2,316,836
 Realized gain/(loss)
  on investments--net
  (Note 2)                    311,603        (139,067)
 Change in unrealized
  appreciation--net           221,216       1,516,089
                          -----------     -----------
 Net increase
  in net assets
  resulting from
  operations                1,671,121       3,693,858
                          -----------     -----------
 Dividends and
  distributions to
  shareholders from:
  Net Investment income    (1,444,190)     (2,279,870)
  Return of Capital          (182,628)             --
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)       (136,980)        (56,530)
                          -----------     -----------
 Total increase/(decrease)
  in net assets               (92,677)      1,357,458
                          -----------     -----------
NET ASSETS:
-----------------------
 Beginning of year         39,640,157      38,282,699
                          -----------     -----------
 End of year (including
  undistributed net
  investment income of
  $17,592 and $11,877
  in 2001 and 2000,
  respectively)           $39,547,480     $39,640,157
                          ===========     ===========

        The accompanying notes are an integral part of these statements.

EIS Fund, Inc.
FINANCIAL HIGHLIGHTS

                                                      For the years ended December 31,
                                               -----------------------------------------------
                                                2001      2000      1999      1998      1997
                                               -------   -------   -------   -------   -------
Per Share Operating Performance:
Net asset value, beginning of year             $ 18.28   $ 17.62   $ 18.78   $ 18.52   $ 18.23
                                               -------   -------   -------   -------   -------
  Net investment income                           0.52      1.07      1.03      1.06      1.08
  Net gain/(loss) on securities
     (realized and unrealized)                    0.24      0.63     (1.20)     0.23      0.38
                                               -------   -------   -------   -------   -------
Total from investment operations                  0.76      1.70     (0.17)     1.29      1.46
                                               -------   -------   -------   -------   -------
Less Dividends and Distributions:
Dividends from net investment income             (0.66)    (1.05)    (1.01)    (1.03)    (1.17)
Return of capital                                (0.09)       --        --        --        --
                                               -------   -------   -------   -------   -------
Total dividends and distributions                (0.75)    (1.05)    (1.01)    (1.03)    (1.17)
                                               -------   -------   -------   -------   -------
  Treasury stock transactions                     0.01      0.01      0.02        --        --
                                               -------   -------   -------   -------   -------
Net asset value, end of year                   $ 18.30   $ 18.28   $ 17.62   $ 18.78   $ 18.52
                                               =======   =======   =======   =======   =======
Market value per share, end of year            $ 16.29   $15.875   $ 14.25   $ 16.56   $ 16.75
                                               =======   =======   =======   =======   =======
Total Investment Return:
Based on market value per share (a)              8.91%    19.02%   (8.39)%     5.55%    14.51%
                                               =======   =======   =======   =======   =======
Ratios To Average Net Assets:
Expenses                                         3.01%     1.06%     1.05%     0.97%     1.08%
Net investment income                            2.77%     5.97%     5.60%     5.62%     5.89%

Supplemental Data:
Net assets at end of year
  (000 omitted)                                $39,547   $39,640   $38,283   $41,069   $40,490

Portfolio turnover rate                          0.00%    15.87%    16.09%    15.88%     2.91%

---------------
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan.

         The accompanying notes are an integral part of this schedule.

EIS Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2001
--------------------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     EIS Fund, Inc. (the "Fund") was incorporated on March 16, 1973 and commenced investment operations on May 15, 1973. As a result of a Special Meeting of Stockholders held on December 27, 2001 (the "Meeting"), the Fund, formerly known as the Excelsior Income Shares, Inc. (d/b/a/ EIS Fund, Inc.), changed its name. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

     At the Meeting held on December 27, 2001, the stockholders approved a proposal to change the investment objective of the Fund to seek total return, consisting of capital appreciation and current income by investing primarily all of its assets in equity securities of U.S. and non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts or other forms of depositary receipts such as International Depositary Receipts which trade in the United States. Current income will then be a secondary investment objective through investment in U.S. debt securities.

     The significant accounting policies of the Fund, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at December 31, 2001, are reflected in the accompanying financial statements at value. Valuations of the Fund's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at amortized cost, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     Beginning January 1, 2001, the revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), requires funds to begin to amortize all premiums and accrete all discounts on fixed income securities. Upon initial adoption on January 1, 2001, the cumulative net amount of accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding through December 31, 2000 was immaterial. The impact of the change was also immaterial to the Fund's net investment income, net unrealized appreciation of investments and net realized gain on investments for the year ended December 31, 2001.

     The revised Guide also requires funds to classify gains and losses realized on the paydown of mortgage-backed securities as an adjustment to interest income on its statement of operations. Such net paydown gains, which had been previously included as a part of realized gain/loss from security transactions, amounted to $7,348 in 2001.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

EIS Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2001
--------------------------------------------------------------------------------

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Fund utilized capital loss carryforwards of $321,637 during 2001. At December 31, 2001, the Fund has remaining capital loss carryforwards of $91,132 expiring in 2008, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Fund records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Fund records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

     e) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2) DISTRIBUTIONS:

     Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

     At the Special Meeting of Stockholders of the Fund held on December 27, 2001, stockholders approved a new investment management agreement by and between Cornerstone Advisors, Inc. ("Cornerstone") and the Fund. As a result, Cornerstone commenced its performance of the investment management services with respect to the Fund's portfolio securities on or about January 1, 2002.

     As compensation for its management services, Cornerstone will receive from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to limit, until December 31, 2002, the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     For the year ended December 31, 2001, portfolio securities were managed under an investment advisory agreement by United States Trust Company of New York ("US Trust"). US Trust furnished investment advisory

EIS Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2001
--------------------------------------------------------------------------------

services to and performed certain administrative functions for the Fund. Quarterly fees for such services were based on the net assets of the Fund, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provided that US Trust would reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Fund in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000. The expenses incurred by the Fund for the year ended December 31, 2001 in excess of the above formula were deemed by the Fund's prior Board of Directors to be covered by the exclusion discussed above. Therefore, no waiver of the advisory fee by US Trust was required.

     For the period from July 1, 2001, to December 31, 2001, US Trust provided custody services to the Fund at no additional charge.

     Each director who is not an employee of the Investment Manager receives from the Fund an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Effective as of the close of business on April 2, 2001, Townsend Brown, II, the President and Chief Executive Officer of the Fund who was paid an annual salary of $48,104 for these services, terminated his employment agreement with the Fund for Good Reason (as such term is defined in such employment agreement). Pursuant to the terms of such employment agreement, the Fund made a lump sum severance payment to Mr. Brown in the amount of $181,534. Effective as of April 3, 2001, Perry W. Skjelbred, a director of the Fund, agreed to serve as President of the Fund on an at will basis at the discretion of the Board of Directors. The Fund paid Mr. Skjelbred a fee of $1,000 per week in connection with his services as President through October 30, 2001, at which point Ralph W. Bradshaw became President of the Fund. Mr. Bradshaw elected not to receive compensation from the Fund for his services in that capacity.

     Two officers of the Fund during the year were also officers of US Trust. They resigned effective December 31, 2001.

     The Fund paid or accrued approximately $50,000 for the year ended December 31, 2001 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as a secretary of the Fund.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

     For the period ended December 31, 2001, purchases and proceeds from sales of securities other than short-term and United States Government and Federal Agencies obligations aggregated $-0- and $7,654,736, respectively.

EIS Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (concluded)
December 31, 2001
--------------------------------------------------------------------------------

(5) CAPITAL STOCK:

     At December 31, 2001, 2,161,091 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Fund Act of 1940, the Fund may in the future purchase shares of its own Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 2000, the Fund purchased 4,000 shares in the open market at a cost of $56,530. For the year ended December 31, 2001, the Fund purchased 8,000 shares in the open market at a cost of $136,980. These purchases were made at a weighted average discount to net asset value of 19.59% and 7.85% in 2000 and 2001, respectively.

     At December 31, 2001, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 34.1% of the outstanding shares of the Fund, based on a Schedule 13G/A filing made with the Securities and Exchange Commission on February 15, 2002.

(6) DIVIDENDS DECLARED:

     At its meeting on December 27, 2001, the Board of Directors of the Fund declared the following monthly dividends:

     DIVIDENDS PER SHARE               RECORD DATE                   PAYABLE DATE
     -------------------               -----------                   ------------
            $0.165                   January 15, 2002              January 31, 2002
            $0.165                   February 15, 2002             February 28, 2002
            $0.165                   March 15, 2002                March 29, 2002

EIS Fund, Inc.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
EIS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EIS Fund, Inc. (formerly, Excelsior Income Shares, Inc; the "Fund"), at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2002

EIS Fund, Inc.
ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (unaudited)
--------------------------------------------------------------------------------

                                  Position(s)      Position
                                     Held          with the                 Principal Occupation
    Name and Address (Age)         with Fund      Fund Since               During Past Five Years
    ----------------------        -----------     ----------               ----------------------
Andrew A. Strauss (48)             Director         2001;        Attorney and senior member of Strauss &
77 Central Avenue                                current term    Associates, P.A., Attorneys, Asheville and
Suite F                                          ends at the     Hendersonville, NC; previous President of
Asheville, NC 28801                                  2002        White Knight Healthcare, Inc. and LMV
                                                    Annual       Leasing, Inc., a wholly owned subsidiary of
                                                   Meeting.      Xerox Credit Corporation; Director of The
                                                                 Cornerstone Strategic Return Fund, Inc.,
                                                                 Cornerstone Strategic Value Fund, Inc.,
                                                                 Progressive Return Fund, Inc., Memorial
                                                                 Mission Hospital Foundation and Deerfield
                                                                 of Episcopal Retirement Community.

Ralph W. Bradshaw* (51)           Chairman of       2001;        President, Director and Shareholder of
One West Pack Square               the Board     current term    Cornerstone Advisors, Inc.; Financial
Suite 1650                            of         ends at the     Consultant; Vice President, Deep Discount
Asheville, NC 28801                Directors         2002        Advisors, Inc. (1993- 1999); Director of
                                      and           Annual       The Austria Fund, Inc., The SmallCap Fund;
                                   President       Meeting.      The Cornerstone Strategic Return Fund,
                                                                 Inc., Cornerstone Strategic Value Fund,
                                                                 Inc. and Progressive Return Fund, Inc.

Glenn W. Wilcox, Sr. (70)          Director         2001;        Chairman of the Board and Chief Executive
One West Pack Square                             current term    Officer of Wilcox Travel Agency; Director,
Suite 1700                                       ends at the     Champion Industries, Inc.; Chairman of
Asheville, NC 28801                                  2002        Tower Associates, Inc. (a real estate
                                                    Annual       venture); Member of the Board of Wachovia
                                                   Meeting.      Corp.; Board Trustee and Chairman,
                                                                 Appalachian State University; Board Trustee
                                                                 and Director, Mars Hill College; Director
                                                                 of The Cornerstone Strategic Return Fund,
                                                                 Inc., Cornerstone Strategic Value Fund,
                                                                 Inc. and Progressive Return Fund, Inc.

EIS Fund, Inc.
ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (unaudited) (continued)
--------------------------------------------------------------------------------

                                  Position(s)      Position
                                     Held          with the                 Principal Occupation
    Name and Address (Age)         with Fund      Fund Since               During Past Five Years
    ----------------------        -----------     ----------               ----------------------
Scott B. Rogers (46)               Director         2001;        Chief Executive Officer, Asheville Buncombe
30 Cumberland Ave.                               current term    Community Christian Ministry; President,
Asheville, NC 28801                              ends at the     ABCCM Doctor's Medical Clinic; Director,
                                                     2002        Southeastern Jurisdiction Urban Networkers;
                                                    Annual       Director, A-B Vision Board; Appointee, NC
                                                   Meeting.      Governor's Commission on Welfare to Work;
                                                                 Chairman and Director Recycling Unlimited;
                                                                 Director, Interdenominational Ministerial
                                                                 Alliance; Director of The Cornerstone
                                                                 Strategic Return Fund, Inc., Cornerstone
                                                                 Strategic Value Fund, Inc. and Progressive
                                                                 Return Fund, Inc.

Gary A. Bentz* (45)                Director,        2001;        Director and Shareholder of Cornerstone
One West Pack Square                 Vice        current term    Advisors, Inc.; Independent Financial,
Suite 1650                         President     ends at the     Accounting, Investment Consultant and
Asheville, NC 28801                   and            2002        Certified Public Accountant; Vice
                                   Treasurer        Annual       President, Deep Discount Advisors, Inc.
                                                   Meeting.      (1993-2000); Director of The Austria Fund,
                                                                 Inc.; Vice President and Treasurer of The
                                                                 Cornerstone Strategic Return Fund, Inc.,
                                                                 Cornerstone Strategic Value Fund, Inc. and
                                                                 Progressive Return Fund, Inc.

Thomas R. Westle (48)              Secretary         2001        Partner, Spitzer & Feldman P.C. (May 1998-
405 Park Avenue                                                  present) and prior thereto; a Partner at
New York, NY 10022                                               Battle Fowler LLP.

---------------
*Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940. As of January 1, 2002, Messrs. Bradshaw and Bentz are interested persons of the Fund by virtue of their current positions as Directors and Officers of the Fund and Investment Managers to the Fund.

EIS Fund, Inc.
RESULTS OF ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS (unaudited)
--------------------------------------------------------------------------------

On December 27, 2001, a Special Meeting of Stockholders of Excelsior Income Shares, Inc. (the "Fund") was held and the following matters were voted upon:

     (1) To amend the Fund's Prospectus and By-laws to effect changes in its fundamental investment objectives and policies and fundamental investment restrictions (Proposal No. 1);

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                    1,101,234                      170,521                        23,712

     (2) To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund which will have the effect of increasing the investment management fee (Proposal No. 2);

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                    1,093,840                      177,496                        24,131

     (3) To amend the Certificate of Incorporation to change the name of the Fund from "Excelsior Income Shares, Inc." to "EIS Fund, Inc." (Proposal No. 3);

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                    1,395,403                      111,123                        34,113

On October 8, 2001, the Annual Meeting of Stockholders of Excelsior Income Shares, Inc. (the "Fund") was held and the following matters were voted upon, of which only the proposals one and four passed:

(1) To elect the following Directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified.

                 NAME OF DIRECTOR                    FOR                         WITHHELD
                 ----------------                    ---                         --------
            Ralph W. Bradshaw                      789,177                         4,549
            Gary A. Bentz                          788,637                         5,089
            Andrew Strauss                         788,637                         5,089
            Glenn W. Wilcox, Sr.                   788,677                         5,049
            Scott B. Rogers                        785,379                         8,347
            Townsend Brown, II                     730,653                        31,152
            Geoffrey J. O'Connor                   733,481                        28,324
            John H. Reilly                         733,361                        28,444
            Perry W. Skjelbred                     731,834                        29,971
            Philip J. Tilearcio                    733,481                        28,324

EIS Fund, Inc.
RESULTS OF ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS (unaudited) (continued)
--------------------------------------------------------------------------------

     (2) To approve a new Investment Advisory Agreement between the Fund and Rafferty Capital Markets, LLC.

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                      791,689                      707,366                        56,476

     (3) To approve the liquidation and dissolution of Excelsior Income Shares, Inc. pursuant to the plan of liquidation described in the Fund's proxy statement.

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                    1,000,152                      485,486                        69,892

     (4) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ended December 31, 2001.

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                    1,513,183                       11,916                        30,431

     (5) To ratify the change in name of Excelsior Income Shares, Inc. to EIS Fund, Ltd.

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                      796,477                      710,608                        48,446

     (6) To approve a proposal that, if a majority favors liquidation, but it fails to receive the super-majority, two-thirds vote required, the shareholders recommend that the Board provide shareholders an option to receive Net Asset Value.

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                      126,377                      195,986                       471,363

     (7) To approve a proposal that, if the liquidation proposal receives the required two-thirds vote, the shareholders request that the first liquidation payment be distributed within 30 days after the meeting, rather than 90 days as described in the Fund's proxy.

                       FOR                         AGAINST                       ABSTAIN
                       ---                         -------                       -------
                      122,979                      195,986                       474,761

EIS Fund, Inc.
TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

EIS Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2001) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2001, the following dividends and distributions per share were paid by the Fund:

    Payment Date:                5/04/01    7/27/01   10/26/01
    Net Investment Income:         $0.22      $0.22      $0.22
    Return of Capital:             $0.03      $0.03      $0.03

Ordinary income dividends should be reported as dividend income on Form 1040. Dividends from net investment income are taxable as ordinary income. Notification for calendar year 2001 was mailed in January 2002. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

INCOME PERCENTAGES BY SECURITY TYPE FOR CALENDAR YEAR 2001

The extent to which dividends were derived from various security types are presented below.

    Corporate Obligations                                       31.34%
    Freddie Mac                                                  0.74%
    Fannie Mae                                                   6.81%
    Federal Farm Credit Bank                                     0.30%
    Federal Home Loan Bank                                      11.67%
    Government National Mortgage Association                    46.02%
    U.S. Treasury Obligations                                    3.12%
                                                               -------
    Total                                                      100.00%
                                                               =======

Foreign shareholders will generally be subject to U.S. witholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the witholding taxes paid by the Fund, if any.

In general, distributions received by tax exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403 (b) (7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

EIS Fund, Inc.
--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE

The following is a description of EIS Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

February 2002

EIS Fund, Inc.
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (unaudited)
--------------------------------------------------------------------------------

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify U.S. Bank N.A. (the "Agent") at 1555 North River Center Drive, Suite 301, Milwaukee, WI 53212. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

     When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

     Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

     Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

     Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

     The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

EIS Fund, Inc.
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (unaudited)
(continued)
--------------------------------------------------------------------------------

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

     There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

     The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

     The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

EIS FUND, INC.
383 Madison Avenue
New York, NY 10179
(212) 272-2093

DIRECTORS AND CORPORATE OFFICERS

Ralph W. Bradshaw
Chairman of the Board of Directors and President

Gary A. Bentz
Director, Vice President and Treasurer

Scott B. Rogers
Director

Andrew A. Strauss
Director

Glen W. Wilcox, Sr.
Director

Thomas R. Westle
Secretary

INVESTMENT MANAGER

Cornerstone Advisors, Inc.
One West Pack Square
Suite 1650
Asheville, NC 28801

LEGAL COUNSEL

Spitzer & Feldman P.C.
405 Park Avenue
New York, NY 10022

TRANSFER AGENT & REGISTRAR

U.S. Bank N.A.
Corporate Trust Services
1555 North River Center Drive
Suite 301
Milwaukee, WI 53212
(800) 637-7549

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Funds" table, which includes current data on EIS Fund, Inc., is published weekly by The Wall Street Journal, The New York Times and Barron's.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------

                       EIS
                      Fund,
                       Inc.

                  Annual Report
                December 31, 2001

--------------------------------------------------